SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  September 8, 1997
                                                  -----------------

                   Conversion Technologies International, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-28198              13-3754366
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification No.)



3452 Lake Lynda Drive
Suite 280
Orlando, Florida                                                     32817
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code  (407) 207-5900
                                                    --------------


Bethany Crossing Office Center
82 Bethany Road
Hazlet, New Jersey                                                 07730
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     As permitted under Rule 135c promulgated under the Securities Act of 1933, as amended, Conversion Technologies International, Inc. (the "Registrant") is filing as an exhibit to this Current Report on Form 8-K a press release issued by the Registrant on September 9, 1997.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          Exhibit No.                       Document
          -----------                       --------

            99.2 Press release issued by the Registrant on September 9, 1997



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


                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CONVERSION TECHNOLOGIES
                                       INTERNATIONAL, INC.


                                    By: /s/ William L. Amt
                                        ------------------
                                        William L. Amt
                                        President and Chief Executive Officer


September 9, 1997


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

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                    Document                           Page No.
- -----------                    --------                           --------

99.2            Press release issued by the Registrant               5
                on September 9, 1997.


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